Confidential material omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                   EXHIBIT 10.40
                                                                   -------------

                                   FRONTIER

            AMENDMENT #1 TO SERVICE AGREEMENT TERMS AND CONDITIONS

                       Boston Communications Group, Inc.

                               December 18, 1997

This is Amendment # 1 to the above Agreement between Frontier Communications of the West, Inc. ('Frontier") and Boston Communications Group, Inc. ('Purchaser"), dated July 9, 1996 (the 'Agreement").

1. Except as otherwise stated, capitalized terms used herein have the same meaning as set forth in the Agreement

2.   The following minimum charge is added to the Agreement:

     Beginning with Purchaser's Billing Cycle that commences in the first calendar month following the effective date of this Amendment, Purchaser is liable for an overall yearly minimum usage charge for all Services of $ * over the Initial Term as it has been extended in paragraph 3. below (the "Yearly Minimum Charge"). If, at the end of the Initial Term, or if prior to expiration of the Initial Term the Agreement is terminated by Frontier for cause, and at that time Customer's net charges (after any discounts of credits) for the Services are less than the Yearly A4inimum Charge, Purchaser shall pay the shortfall.

3. The Initial Term of the Agreement is extended for an additional twelve (12) months following the effective date of this Amendment.

4. Purchaser agrees to maintain the same traffic volumes (other than for normal traffic fluctuations or attrition) except to the extent that Purchaser gives Frontier 90 days prior written notice of Purchaser's intent to actively reduce Purchaser's traffic volumes to Frontier and the schedule for such reduction. if Purchaser-'s traffic volumes decrease (other than for normal traffic fluctuations or attrition) and Purchaser did not provide Frontier with the required notice, then Purchaser shall pay Frontier the difference between Purchaser's prior Billing Cycle charges and Purchaser's Billing Cycle charges for the decreased traffic volume. Frontier reserves the right to audit Purchaser's pertinent books and records upon reasonable advance notice to confirm Purchaser's compliance with this provision.

5. Section 3 (h) of the Agreement is modified by replacing the first sentence and adding two more sentences: 'Frontier may revise the rates and monthly recurring and other charges in this Agreement (and any, exhibits, attachments or schedules) at any time upon written notice to Purchaser. Unless otherwise stated the notice, domestic rates are effective within thirty days and international/offshore rates are effective within seven days of the date of Frontier's written notice. Other charges are effective in accordance with the notice." The rest of the paragraph remains the same.

6. As an accommodation to Purchaser, Frontier has been billing certain of Purchaser's customers on Purchaser's behalf. Frontier agrees to continue this accommodation until 3/31/98, unless Purchaser requests earlier termination in writing. Thereafter, Purchaser shall be responsible for billing such customers directly or Purchaser shall work with Frontier to place all Purchaser's End-Users on direct retail or wholesale agreements. Purchaser has been and shall continue to be solely responsible for all claims of its customers relative to this billing arrangement and otherwise, including without limitation, any credits or adjustments that may be issued or required to be issued to customers. Purchaser shall hold Frontier harmless against any liability or bad debt associated with such billing arrangement. Further, Purchaser shall remain liable for all usage charges generated by Purchaser's customers, including those customers Purchaser may be unable to bill for services after 3/3/98.

7. The existing rate and pricing schedules under the Agreement (including volume discounts and any promotional rates or discounts associated with the Services) are replaced with the attached Exhibits for the following Services. The new rates will be effective no later than 30 days following the effective date of this Amendment.

     Ancillary Fee Schedule - Exhibit B
     Call Record Detail - Exhibit C
     Carrier Termination, International, Directory Assistance, Carrier 800 Transport- Exhibit D, D (a-d)
     Switched Inbound/Outbound, and International - Exhibits El E(a) F, F(a) and G, G (a)
     Network Interconnection Schedule - Exhibit H
     Service Metric - Exhibit I

8. The balance of the Agreement and any executed amendments or addenda thereto not modified by this Amendment shall remain in full force and effect..

9.   This Amendment #1 is effective as of the date signed by Frontier below.

     Frontier Communications of the West, Inc. Boston Communications Group, Inc.

     By: /s/ Anthony J. Cassara               By: /s/ Robert J. Sullivan
         ------------------------------       ----------------------------------
         Anthony J. Cassara, President        Robert J. Sullivan, Vice President
         Frontier Carrier Services            Operations and Engineering


     Date: 1/7/98                             Date: 12/19/97
          -----------------------------            -----------------------------

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                       Exhibit B
                                                                     Page 1 of 1

                          SCHEDULE OF ANCILLARY FEES



      Electronic Exchange
        Set-up (to be refunded upon first $25,000 invoice)                 $*
         Monthly Recurring Charge for Service (MRC)                        $*
         If Purchaser is not subscribed to a switched inbound/outbound Service, Purchaser will be charged Frontier's then current standard NOS switched rate per minute (at Purchaser's applicable rate level)for usage of the 800/888 number.

      Call Detail Record/EM) Record Delivery (excluding RDA/EE)
         Per initial Mag Tape                                              $*
         Additional Mag Tapes                                              $*
         Programming charges to change format (per hour)                   $*

      Branded 700 Test Number
         Setup Non-Recurring Charge (NRC)                                  $*
         Service (MRC)                                                     $*

      PIC Charges
         Unauthorized PIC changes
         (Noted on Invoice as "Unauthorized Carrier Change Charges)
         See Exhibit C III. #2
         Rejected LEC Order resolution/rework                              $*

      Accounting Codes
         Non-validated MRC (per account)                                   $*
         Validated MRC (per account)                                       $*

      NECA and Lifeline Charges (subject to change w/o notice)
         MRC per end-user ANI active in Frontier's databases               $*

      800 SMS database administration (subject to change)
         Pass-through MRC per active Frontier RespOrg 800 number           $*
         Frontier RespOrg Maintenance Service Charges                      $*
         Directory Assistance Listing NRC Implementation                   $*
         Directory Assistance Listing MRC per 800 number                   $*

      800 Carrier Transport (Dedicated)
         ANI / DNIS Delivery NRC - Implementation                          $*
         ANI / DNIS Delivery MRC                                           $*
         Stand-Alone DNIS NRC - Implementation                             $*
         Stand-Alone DNIS MRC                                              $*

      800 P.I.N.
         Set-up Charge per P.I.N. Program (NRC)                            $*
         To be refunded after first $2,500 in 800 PIN billing

      NOS Dedicated Services
         Switch connection fee per DS-1 (MRC)                              $*

      Equipment/Electronics
         Channel Banks/CSU/Cards Implementation (NRC)                      $*

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


         Channel Banks/CSU/Cards (MRC)                                     $*
         Stand-Alone CSU Implementation (NRC)                              $*
         Stand-Alone CSU (MRC)                                             $*

                                                                       Exhibit C
                                                                     Page 1 of 3



                              CALL DETAIL RECORDS
                          ORDER PROCESSING PROCEDURES
                         LETTER OF AGENCY REQUIREMENTS


1.   Call Detail Records; End-User DataBase Access.


     1. If Purchaser requires call detail records for usage of the Services ("CDR") it has the option of (i) receiving CDR on a monthly basis Via magnetic tape, and/or (ii) having access on a daily basis via electronic data exchange, if available.

     2. If Purchaser elects option 1.(i), then on or about the fifth Business Day following the end of a Billing Cycle, Frontier will deposit with an overnight delivery service for delivery to Purchaser a CDR Tape in the format established by Frontier. CDR Tapes rate the Services at Frontier rates in effect at the time the Services were provided and must be re-rated by Purchaser at its tariffed rates.

     3. If Purchaser elects option I.(ii), then Frontier will make CDR available for Purchasers access Monday through Saturday, excluding nationally recognized holidays, for the prior period's traffic. Purchasers access to CDR will be via electronic data exchange ("Electronic Exchang4V') to either (i) Purchasers designated mainframe computer via the IBM Information Network ("IIN") via Network Data Mover ("NDM"), or (ii) dedicated personal computer via Procomm+ software. Purchaser is liable for all transmission charges together With the cost of Frontier compatible hardware and software necessary at its location for use of Electronic Exchange. Frontier Will archive CDR for 8 Business Days.

     4. At Purchaser's written request, Frontier will provide Purchaser access to Purchaser's End-User records resident on Frontier's systems in Michigan via remote access ("RDK') so that Purchaser may perform limited record inquiries and updates on a "real-time' basis. RDA is available with Electronic Exchange only. Purchaser agrees to comply with such policies, procedures and security measures as Frontier may reasonably establish from time to time for Purchasers use of RDA. Frontier reserves the right to immediately discontinue RDA by Purchaser if Frontier determines in its reasonable business judgment that Purchaser is using RDA or data obtained therefrom in a manner detrimental to Frontier or in violation of the confidentiality provisions of this Agreement.

Exhibit C Page 2 of 3 II. Order Processing Procedures.

     1.   Codes and End-User AN[s:

          B. Purchaser understands and agrees that activation of End-User ANIs is contingent on the End-User Information associated with such ANis complying with LEC established criteria. Assuming receipt of properly formatted End-User Information that complies with the LEC established criteria, ANIs viill generally be activated within 10 Business Days of receipt by Frontier of the End-User Information. If the End-User Information does not comply with LEC criteria, Frontier will return the same to Purchaser for Purchasers correction and resubmission.

     2.   800 Numbers:

     Subject to (i) the Guidelines, (ii) delays attributable to third parties, and (iii) otherwise applicable provisions of the Agreement, 800 Numbers will be activated and confirmed by Frontier within 2 Business Days of receipt by Frontier of a proper order in accordance with the order processing requirements set forth below.

          A. Orders must be submitted via Frontier established procedures and formats and must include (i) a letter of authorization if Frontier is being appointed the RespOrg, and (ii) the End-User Information for each 800 Number, including the ANI translation for each 800 Number.

          B. Purchaser may request that Frontier reserve a specific Frontier 800 Number on behalf of Purchaser at the charge set out in Exhibit B. Frontier will either confirm reservation or indicate unavailability within 2 Business Days of its receipt of the request.

          C. If Frontier has reserved a Frontier 800 Number for Purchaser and Purchaser does not order activation of the reserved number in accordance with item (a) above within 1 0 Business Days from the date Frontier confirms the reservation, the reserved number will be assigned to the Frontier pool of 800 numbers and be available to Frontier for its own business purposes.

     3. If the End-User Information or any other necessary order information submitted by Purchaser is incomplete or inaccurate, Frontier will return the same to Purchaser for correction and resubmission.

     4. Service Cancellation: Frontier will, at Purchaser's request and at Purchaser's sole risk and liability, block or cancel all or a portion (to the extent permitted by its systems) of an EndUser's Service(s).

Exhibit C Page 3 of 3 Ill. Letter of Agency Requirements.

     Purchaser is responsible for obtaining and maintaining valid letters of agency from prospective EndUsers in accordance with the following:

     1 Frontier acknowledges that at times Purchaser may obtain prospective End-Users through telemarketing and tape recorded third party verifications in accordance Wth FCC Guideline Subpart K section 64.1 1 00 (c) as the same may be amended, interpreted or clarified ("Verbal LOA"). Purchaser understands that some LECs will not accept Verbal LOAs as valid authorization for a change of long distance carriers and agrees that for prospective EndUsers located in such LECs' jurisdictions it YAII use Written LOAS. When Purchaser uses written letters of agency ("Written LOAS") for prospective End-Users it shall use a format that complies math FCC Guideline Subpart K section
          64.1150 as the some may be amended, interpreted or clarified. Purchaser shall retain all Verbal LOA tapes and transcripts and Written LOAs used and promptly make the originals available upon the request of Frontier, a LEC or any regulatory agency.

     2. Purchaser agrees that a Verbal LOA may be used to presubscribe a prospective End-User to Frontier, but that the Verbal LOA will not be accepted by Frontier as documentation with respect to any PIC or "slamming" claims. Except as it may otherwise agree in writing, Frontier is not obligated to "work? PIC disputes with respect to "slamming" or similar claims from EndUsers or prospective End-Users. Frontier will refer LEC inquiries, and pass through any LEC charges imposed on Frontier for such claims, directly to Purchaser, including without limitation, Primary Interexchange Carrier charges or any other charges and penalties imposed by a LEC or regulatory agency, plus and additional amount equal to such charges and penalties as an administration fee (collectively, "PIC Charges"), with respect to such claims' PIC Charges will be billed to Purchaser periodically on an Invoice. Verbal LOAs and Written LOAs are collectively referred to as "LOAs". Purchaser shall defend and Indemnity Frontier against any and all claims, including without limitation, any End-User, LEC or regulatory agency claims (including "slamming claims?), arising from or related to Purchaser's use or failure to use or provide valid LOAS.

                                                           Exhibit D Page I of I


                    Dedicated Carrier Termination Schedule

Unless otherwise stated, domestic calls are measured in 6 second increments after a 6 second minimum and international calls in 6 second increments after a 30 second minimum.

Dedicated Termination Service:


1. For domestic and international traffic (including Directory Assistance Transport) originating from Purchasers switch, Purchaser shall pay the applicable rates set out in the attached pricing schedules.

2. Each DS-1 circuit interconnecting Purchaser to one of the Frontier POPs set out in the attached Network Interconnections Schedule has a monthly minimum usage requirement of 100,000 minutes. Frontier may add or delete a POP at any time upon written notice. If a DS-1 circuit experiences a minimum shortfall over two consecutive Billing Cycles, Frontier YAII provide Purchaser with written notice of such fact and of Frontier's intent to disconnect the under-minimum circuit within thirty (30) days if the minimum is not attained by the Billing Cycle commencing after the date the notice is received. Purchaser shall reimburse Frontier for any termination fees or charges paid by Frontier to the circuit provider for early disconnection of such circuit.

3. Purchaser shall be responsible, at its sole expense, for all ordering of, and charges for, dedicated facilities and equipment required to maintain access, interconnection and interface Wth Frontier's equipment and network except in those instances that Purchaser has obtained the prior approval of Frontier.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   Exhibit D (a)
                                                                     Page 1 of 6

                     CARRIER DOMESTIC TERMINATION SERVICE


                                          F.O.B.        F.O.B.
                                          Boston        Dallas
                                         New York       Denver
                                       Philadelphia
                                         Rochester
                                         Washington

                                         NORTHEAST     SOUTHWEST
     LATA     CITY             STATE        RPM           RPM
     120      Portland          ME           $*            $*
     122      Nashua            NH           $*            $*
     124      Burlington        VT           $*            $*
     126      Springfield       MA           $*            $*
     128      Boston            MA           $*            $*
     130      Providence        RI           $*            $*
     132      New York City     NY           $*            $*
     133      Poughkepsie       NY           $*            $*
     134      Albany            NY           $*            $*
     136      Syracuse          NY           $*            $*
     138      Binghamton        NY           $*            $*
     140      Buffalo           NY           $*            $*
     220      Atlantic City     NJ           $*            $*
     222      Camden            NJ           $*            $*
     224      Newark            NJ           $*            $*
     226      Harrisburg        PA           $*            $*
     228      Philadelphia      PA           $*            $*
     230      Altoona           PA           $*            $*
     232      Scranton          PA           $*            $*
     234      Pittsburgh        PA           $*            $*
     236      Washington        DC           $*            $*
     238      Baltimore         MD           $*            $*
     240      Hagerstown        MD           $*            $*
     242      Salisbury         MD           $*            $*
     244      Roanoke           VA           $*            $*
     246      Fredericksburg    VA           $*            $*
     248      Richmond          VA           $*            $*
     250      Lynchburg         VA           $*            $*
     252      Norfolk           VA           $*            $*
     254      Charleston        WV           $*            $*
     256      Wheeling          WV           $*            $*
     320      Cleveland         OH           $*            $*

BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   Exhibit D (a)
                                                                     Page 2 of 6

                     Carrier Domestic Termination Service

                                              FOB           FOB
                                            Boston        Dallas
                                           New York       Denver
                                         Philadelphia
                                           Rochester
                                          Washington

                                          NORTHEAST      SOUTHWEST
LATA      CITY                STATE          RPM            RPM
 322      Youngstown           OH             S*             S*
 324      Columbus             OH             S*             S*
 325      Akron                OH             S*             S*
 326      Toledo               OH             S*             S*
 328      Dayton               OH             S*             S*
 330      Evansville           IN             S*             S*
 332      South Bend           IN             S*             S*
 334      Fort Wayne           IN             S*             S*
 336      Indianapolis         IN             S*             S*
 338      Vincennes            IN             S*             S*
 340      Detroit              MI             S*             S*
 342      Marquetta            MI             S*             S*
 344      Saginaw              MI             S*             S*
 346      lansing              MI             S*             S*
 348      Grand Rapids         MI             S*             S*
 350      Green Bay            WI             S*             S*
 352      Eau Claire           WI             S*             S*
 354      Madison              WI             S*             S*
 356      Milwaukee            WI             S*             S*
 358      Chicago              IL             S*             S*
 360      Rockford             IL             S*             S*
 362      Cairo / Mound City   IL             S*             S*
 364      Sterling/ Dekalb     IL             S*             S*
 366      Bloomington          IL             S*             S*
 368      Peoria               IL             S*             S*
 370      Champ-Urbana         IL             S*             S*
 374      Springfield          IL             S*             S*
 376      Quincy               IL             S*             S*
 420      Asheville            NC             S*             S*
 422      Charlotte            NC             S*             S*
 424      Greensboro           NC             S*             S*
 426      Raleigh              NC             S*             S*
 428      Wilmington           NC             S*             S*
 430      Greenville           SC             S*             S*

Billing Increments: 6 second inital/6 second increments

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                              Exhibit D (a)
                                                                Page 3 of 6

                     CARRIER DOMESTIC TERMINATION SERVICE

                                                      FOB             FOB
                                                     Boston          Dallas
                                                     New York        Denver
                                                  Philadelphia
                                                    Rochester
                                                   Washington

                                                   NORTHEAST         SOUTHWEST
LATA    CITY                           STATE          RPM               RPM
 432    Florence                          SC           $*                $*
 434    Columbia                          SC           $*                $*
 436    Charleston                        SC           $*                $*
 438    Atlanta                           GA           $*                $*
 440    Savannah                          GA           $*                $*
 442    Agusta                            GA           $*                $*
 444    Albany                            GA           $*                $*
 446    Macon                             GA           $*                $*
 448    Pensacola                         FL           $*                $*
 450    Panama City                       FL           $*                $*
 452    Jacksonville                      FL           $*                $*
 454    Gainesville                       FL           $*                $*
 456    Daytona Beach                     FL           $*                $*
 458    Orlando                           FL           $*                $*
 460    Miami                             FL           $*                $*
 462    Louisville                        KY           $*                $*
 464    Madisonville                      KY           $*                $*
 466    Lexington                         KY           $*                $*
 468    Memphis                           TN           $*                $*
 470    Nashville                         TN           $*                $*
 472    Chattanooga                       TN           $*                $*
 474    Knoxville                         TN           $*                $*
 476    Birmingham                        AL           $*                $*
 477    Huntsville                        AL           $*                $*
 478    Montgomery                        AL           $*                $*
 480    Mobile                            AL           $*                $*
 482    Jackson                           MS           $*                $*
 484    Gulfport                          MS           $*                $*
 486    Shreveport                        LA           $*                $*
 488    Lake Charles                      LA           $*                $*
 490    New Orleans                       LA           $*                $*
 492    Baton Rouge                       LA           $*                $*
 520    St. Louis                         MO           $*                $*
 521    Jefferson City                    MO           $*                $*

BILLING INCREMENTS: 6 SECOND INITAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                   Exhibit D (a)
                                                                     Page 4 of 6

                     CARRIER DOMESTIC TERMINATION SERVICE

                                                           FOB           FOB
                                                          Boston        Dallas
                                                         New York       Denver
                                                       Philadelphia
                                                         Rochester
                                                        Washington

                                                         NORTHEAST     SOUTHWEST
     LATA      CITY                         STATE           RPM           RPM
     522       Springfield                   MO             $*            $*
     524       Kansas City                   MO             $*            $*
     526       Fort Smith                    AR             $*            $*
     528       Little Rock                   AR             $*            $*
     530       Pine Bluff                    AR             $*            $*
     532       Wichita                       KS             $*            $*
     534       Topeka                        KS             $*            $*
     536       Oklahoma City                 OK             $*            $*
     538       Tulsa                         OK             $*            $*
     540       El Paso                       TX             $*            $*
     542       Midland                       TX             $*            $*
     544       Lubbock                       TX             $*            $*
     546       Amarillo                      TX             $*            $*
     548       Wichita Falls                 TX             $*            $*
     550       Abilene                       TX             $*            $*
     552       Dallas                        TX             $*            $*
     554       Longview                      TX             $*            $*
     556       Waco                          TX             $*            $*
     558       Austin                        TX             $*            $*
     560       Houston                       TX             $*            $*
     562       Beaumont                      TX             $*            $*
     564       Corpus Christi                TX             $*            $*
     566       San Antonio                   TX             $*            $*
     568       Harlingen                     TX             $*            $*
     570       Bryan                         TX             $*            $*
     620       Rochester                     MN             $*            $*
     620       Duluth                        MN             $*            $*
     626       St. Cloud                     MN             $*            $*
     628       Minneapolis                   MN             $*            $*
     630       Sioux City                    IA             $*            $*
     632       Des Moines                    IA             $*            $*
     634       Davenport                     IA             $*            $*
     635       Cedar Rapids                  IA             $*            $*
     636       Fargo                         ND             $*            $*

BILLING INCREMENTS: 6 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   Exhibit D (a)
                                                                     Page 5 of 6

                     CARRIER DOMESTIC TERMINATION SERVICE

                                                  F.O.B.         F.O.B.
                                                  Boston         Dallas
                                                 New York        Dever
                                               Philadelphia
                                                 Rochester
                                                Washington

                                                 NORTHEAST      SOUTHWEST
LATA      CITY                     STATE            RPM            RPM
638       Bismarck                  ND              $*             $*
640       Sioux Falls               SD              $*             $*
644       Omaha                     NE              $*             $*
646       Grand Island              NE              $*             $*
648       Helena                    MT              $*             $*
650       Billings                  MT              $*             $*
652       Boise                     ID              $*             $*
654       Cheyenne                  WY              $*             $*
656       Denver                    CO              $*             $*
658       Colorado Springs          CO              $*             $*
660       Salt Lake City            UT              $*             $*
664       Albuquerque               NM              $*             $*
666       Phoenix                   AZ              $*             $*
668       Tucson                    AZ              $*             $*
670       Eugene                    OR              $*             $*
672       Portland                  OR              $*             $*
674       Seattle                   WA              $*             $*
676       Spokane                   WA              $*             $*
720       Reno                      NV              $*             $*
721       Las Vegas                 NV              $*             $*
722       San Francisco             CA              $*             $*
724       Redding/Chico             CA              $*             $*
726       Sacramento                CA              $*             $*
728       Fresno                    CA              $*             $*
730       Los Angeles               CA              $*             $*
732       San Diego                 CA              $*             $*
734       Bakersfield               CA              $*             $*
736       Monterey/Salin.           CA              $*             $*
738       Stockton                  CA              $*             $*
740       S. Luis Obispo            CA              $*             $*
820       Puerto Rico               PR              $*             $*
822       Virgin Islands                            $*             $*
832       Alaska                    AK              $*             $*
834       Hawaii                    HI              $*             $*

            BILLING INCREMENTS: 6 SECOND INITAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   Exhibit D (a)
                                                                     Page 6 of 6

                     CARRIER DOMESTIC TERMINATION SERVICE

                                           F.O.B.        F.O.B.
                                           Boston        Dallas
                                          New York       Denver
                                        Philadelphia
                                          Rochester
                                         Washington
                                          NORTHEAST     SOUTHWEST
     LATA     CITY              STATE        RPM           RPM
     920      Hartford          CT           $*            $*
     921      Fishers Island    NY           $*            $*
     922      Cincinnati        OH           $*            $*
     923      Lima              OH           $*            $*
     924      Erie              PA           $*            $*
     927      Harrisonburg      VA           $*            $*
     928      Charlottesvl      VA           $*            $*
     929      Edinburg          VA           $*            $*
     930      Eppes Fork        NC           $*            $*
     932      Bluefield         WV           $*            $*
     937      Richmond          IN           $*            $*
     938      Terre Haute       IN           $*            $*
     939      Fort Myers        FL           $*            $*
     949      Fayetteville      NC           $*            $*
     951      Rocky Mount       NC           $*            $*
     952      Tampa             FL           $*            $*
     953      Tallahassee       FL           $*            $*
     955      Dothan            AL           $*            $*
     956      Kingsport         TN           $*            $*
     958      Lincoln           NE           $*            $*
     960      Coeur D'Alene     ID           $*            $*
     961      San Angelo        TX           $*            $*
     963      Kalispell         MT           $*            $*
     973      Palm Springs      CA           $*            $*
     974      Rochester         NY           $*            $*
     976      Matoon            IL           $*            $*
     977      Galesburg         IL           $*            $*
     978      Olney             IL           $*            $*
     980      Tsaile            AZ           $*            $*
     981      Monument Valley   UT           $*            $*

           BILLING INCREMENTS:  6 SECOND INITAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit D(b)
                                                                     Page 1 of 4

                   CARRIER TERMINATION INTERNATIONAL SERVICE

  93  Afganistan                $*          238      Cape Verde              $*
 355  Albania                   $*          897      Cayman Islands          $*
 213  Algeria                   $*          236      Central Africa.         $*
 684  Amer Somoa                $*          235      Chad                    $*
 376  Andorra                   $*           56      Chile                   $*
 244  Angola                    $*           86      China Prc               $*
 891  Anguilla                  $*          672      Christmas Island        $*
 672  Antarctica - Casey        $*           61      Cocos-Kelling Island    $*
 672  Antarctica - Scott        $*           57      Columbia                $*
 892  Antigua                   $*          242      Congo                   $*
  54  Argentina                 $*          682      Cook Island             $*
 374  Armenia                   $*          506      Costa Rica              $*
 297  Aruba                     $*          385      Croatia                 $*
 247  Ascension Islands         $*           53      Cuba                    $*
  61  Australia                 $*          357      Cyprus                  $*
  43  Austria                   $*          420      Czech                   $*
 994  Azerbaijan                $*           45      Denmark                 $*
 893  Bahamas                   $*          246      Diego Garcia            $*
 973  Bahrain                   $*          253      Djibouti                $*
 880  Bangladesh                $*          898      Dominica                $*
 894  Barbados                  $*          899      Dominican Republic      $*
 375  Belarus                   $*          593      Ecuador                 $*
  32  Belguim                   $*           20      Egypt                   $*
 501  Belize                    $*          503      El Salvador             $*
 229  Benin                     $*          240      Equatorial Guinea       $*
 895  Bermuda                   $*          291      Eritrea                 $*
 975  Bhutan                    $*          372      Estonia                 $*
 591  Bolivia                   $*          251      Ethiopia                $*
 387  Bosnia & Herzegovina      $*          298      Faeroe Islands          $*
 267  Botswana                  $*          500      Falkland Islands        $*
  55  Brazil                    $*          679      Fiji Is                 $*
 896  British Virg Islands      $*          358      Finland                 $*
 673  Brunei                    $*           33      France                  $*
 359  Bulgaria                  $*          594      French Guiana           $*
 226  Burkino Faso              $*          689      French Polynesia        $*
  95  Burma/Myanmar             $*          241      Gabon                   $*
 257  Burundi                   $*          220      Gambia                  $*
 855  Cambodia                  $*          995      Georgia                 $*
 237  Cameroon                  $*           49      Germany                 $*
  34  Canary Island             $*          233      Ghana                   $*

          BILLING INCREMENTS:  30 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit D(b)
                                                                     Page 2 of 4

                   CARRIER TERMINATION INTERNATIONAL SERVICE

 350  Gibraltar               $*         961      Lebanon                  $*
 686  Gilbert Island          $*         266      Lesotho                  $*
  30  Greece                  $*         231      Liberia                  $*
 299  Greenland               $*         218      Libya                    $*
 900  Grenada                 $*          41      Liechtenstein            $*
 590  Guadeloupe              $*         370      Lithuania                $*
 671  Guam                    $*         352      Luxembourg               $*
  53  Guantanamo Bay          $*         853      Macao                    $*
 502  Guatemala               $*         389      Macedonia                $*
 224  Guinea                  $*         261      Madagascar               $*
 245  Guinea Bissau           $*         265      Malawi                   $*
 592  Guyana                  $*          60      Malaysia                 $*
 509  Haiti                   $*         960      Maldives                 $*
 504  Honduras                $*         223      Mali Republic            $*
 852  Hong Kong, China        $*         356      Malta                    $*
  36  Hungary                 $*         692      Marshal Islands          $*
 354  Iceland                 $*         596      Martinique               $*
  91  India                   $*         222      Mauritania               $*
  62  Indonesia               $*         230      Mauritius                $*
 871  Inmarsat(AOR)           $*         269      Mayotte (Comoros)        $*
 873  Inmarsat(IOR)           $*         691      Micronesia               $*
 872  Inmarsat(POR)           $*         373      Moldava                  $*
 874  Inmarsat(WAT)           $*         377      Monaco                   $*
  98  Iran                    $*         976      Mongolia                 $*
 964  Iraq                    $*         902      Montserrat               $*
 353  Ireland                 $*         212      Morocco                  $*
 972  Israel                  $*         258      Mozambique               $*
  39  Italy                   $*         264      Namibia                  $*
 225  1 Ivory Coast (Cote'    $*         674      Nauru                    $*
      D'Ivoire)
 901  Jamaica                 $*         977      Nepal                    $*
  81  Japan                   $*         599      Netherland Antilles      $*
 962  Jordan                  $*          31      Netherlands              $*
   7  Kazakhstan              $*         903      Nevis                    $*
 254  Kenya                   $*         687      New Caledonia            $*
 686  Kiribati                $*          64      New Zealand              $*
 850  Korea (North)           $*         505      Nicaragua                $*
  82  Korea (South)           $*         227      Niger Republic           $*
 965  Kuwait                  $*         234      Nigeria                  $*
   7  Kyrgyzstan              $*         683      Niue Island              $*
 856  Laos                    $*         672      Norfolk Island           $*
 371  Latvia                  $*          47      Norway                   $*

          BILLING INCREMENTS:  30 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit D(b)
                                                                     Page 3 of 4

                   CARRIER TERMINATION INTERNATIONAL SERVICE

 968  Oman                          $*         268      Swaziland              $*
  92  Pakistan                      $*          46      Sweden                 $*
 680  Palau Republic                $*          41      Switzerland            $*
 507  Panama                        $*         963      1 Syria                $*
 675  Papua New Guinea              $*         886      Taiwan                 $*
 595  Paraguay                      $*           7      Tajikistan             $*
  51  Peru                          $*         255      Tanzania               $*
  63  Philippines                   $*          66      Thailand               $*
  48  Poland                        $*         228      Togo                   $*
 351  Portugal                      $*         676      Tonga                  $*
 974  Qatar                         $*         907      Trinidad/Tobago        $*
 262  Reunion Island                $*         216      Tunisia                $*
  40  Romania                       $*          90      Turkey                 $*
   7  Russia                        $*         993      Turkmenistan           $*
 250  Rwanda                        $*         908      Turks/Caicos Islands   $*
 670  Saipan                        $*         688      Tuvalu                 $*
 378  San Marino                    $*         256      Uganda                 $*
 239  Sao Tome                      $*         380      Ukraine                $*
 966  Saudi Arabia                  $*         971      United Arab Emirates   $*
 221  Senegal                       $*          44      United Kingdom         $*
 248  Seychelles Island             $*         598      Uruguay                $*
 232  Siera Leone                   $*         999      Uzbekistan             $*
  65  Singapore                     $*         678      Vanuatu/New Hebdi      $*
 421  Slovak                        $*         379      Vatican City           $*
 386  Slovenia                      $*          58      Venezuela              $*
 677  Solomon lsland(S)             $*          84      Vietnam                $*
 252  Somalia                       $*         681      Wallis/Fufuna          $*
  27  South Africa                  $*         685      Western Samoa          $*
  34  Spain                         $*         967      Yemen                  $*
  94  Sri Lanka                     $*         381      Yugoslavia/Serbia      $*
 290  ST. Helena                    $*         243      Zaire                  $*
 904  ST. Kitts                     $*         260      Zambia                 $*
 905  ST. Lucia                     $*         259      Zanzibar               $*
 508  ST. Pierre                    $*         263      Zimbabwe               $*
 906  ST. Vincent                   $*                                         $*
 249  Sudan                         $*                                         $*
 597  Suriname                      $*                                         $*

           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit D(b)
                                                                     Page 4 of 4

                   CARRIER TERMINATION INTERNATIONAL SERVICE



          521  MEXICO 1         $*             $*
          522  MEXICO 2         $*             $*
          523  MEXICO 3         $*             $*
          524  MEXICO 4         $*             $*
          525  MEXICO 5         $*             $*
          526  MEXICO 6         $*             $*
          527  MEXICO 7         $*             $*
          528  MEXICO 8         $*             $*

          204  Manitoba                          $*
          250  British Columbia                  $*
          306  Saskatchewan                      $*
          403  Alberta                           $*
          416  Ontario                           $*
          418  Quebec                            $*
          506  New Brunswick                     $*
          514  Quebec                            $*
          519  Ontario                           $*
          604  British Columbia                  $*
          613  Ontario                           $*
          705  Ontario                           $*
          709  Newfoundland                      $*
          807  Ontario                           $*
          819  Quebec                            $*
          902  Nova Scotia/Prnc Edw Isl          $*
          905  Ontario                           $*

           BILLING INCREMENTS: 30 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.



                                                                    Exhibit D(c)
                                                                     Page 1 of 1

                            Gateway Carrier Service
                             Directory Assistance

Purchaser shall receive the rates which correspond to the $* level.

                Commitment                           $*

                                 RATE PER CALL
                                 -------------
                Contiguous US                        $*
                -------------                        --

*Account dollar commitment level and subsequent Interstate minute of use discounts are based on aggregate minute based usage services excluding operator services. AD usage must be billed off of the some Frontier billing platform and billed in the same invoice cycle.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit D(d)
                                                                     Page 1 of 6

                         CARRIER 800 TRANSPORT SERVICE

F.O.B.                   F.O.B.
Boston                   Dallas
New York                 Denver
Philadelphia
Rochester
Washington 1

                                         NORTHEAST     SOUTHWEST
     LATA     CITY             STATE        RPM           RPM
     120      Portland          ME           $*            $*
     122      Nashua            NH           $*            $*
     124      Burlington        VT           $*            $*
     126      Springfield       MA           $*            $*
     128      Boston            MA           $*            $*
     130      Providence        RI           $*            $*
     132      New York City     NY           $*            $*
     133      Poughkeepsie      NY           $*            $*
     134      Albany            NY           $*            $*
     136      Syracuse          NY           $*            $*
     138      Binghamton        NY           $*            $*
     140      Buffalo           NY           $*            $*
     220      Atlantic City     NJ           $*            $*
     222      Camden            NJ           $*            $*
     224      Newark            NJ           $*            $*
     226      Harrisburg        PA           $*            $*
     228      Philadelphia      PA           $*            $*
     230      Altoona           PA           $*            $*
     232      Scranton          PA           $*            $*
     234      Pittsburgh        PA           $*            $*
     236      Washington        DC           $*            $*
     238      Baltimore         MD           $*            $*
     240      Hagerstown        MD           $*            $*
     242      Salisbury         MD           $*            $*
     244      Roanoke           VA           $*            $*
     246      Fredericksburg    VA           $*            $*
     248      Richmond          VA           $*            $*
     250      Lynchburg         VA           $*            $*
     252      Norfolk           VA           $*            $*
     254      Charlestown       WV           $*            $*
     256      Wheeling          WV           $*            $*
     320      Cleveland         OH           $*            $*
     322      Youngstown        OH           $*            $*
     324      Columbus          OH           $*            $*

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments
Canada = 30 second initial/6 second increments

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   Exhibit D (d)
                                                                     Page 2 of 6

                         CARRIER 800 TRANSPORT SERVICE

F.O.B.         F.O.B.
Boston         Dallas
New York       Denver
Philadelphia
Rochester
Washington

[CAPTION]

                                                          NORTHEAST   SOUTHWEST
     LATA     CITY                    STATE                  RPM          RPM
     325      Akron                    OH                    $*           $*
     326      Toledo                   OH                    $*           $*
     328      Dayton                   OH                    $*           $*
     330      Evansville               IN                    $*           $*
     332      South Bend               IN                    $*           $*
     334      Fort Wayne               IN                    $*           $*
     336      Indianapolis             IN                    $*           $*
     338      Vincennes                IN                    $*           $*
     340      Detroit                  ml                    $*           $*
     342      Marquette                ml                    $*           $*
     344      Saginaw                  ml                    $*           $*
     346      Lansing                  ml                    $*           $*
     348      Grand Rapids             ml                    $*           $*
     350      Green Bay                WI                    $*           $*
     352      Eau Claire               WI                    $*           $*
     354      Madison                  WI                    $*           $*
     356      Milwaukee                WI                    $*           $*
     358      Chicago                  IL                    $*           $*
     360      Rockford                 IL                    $*           $*
     362      Cairo/Mound Cty          IL                    $*           $*
     364      Sterling/Dekalb          IL                    $*           $*
     366      Bloomington              IL                    $*           $*
     368      Peoria                   IL                    $*           $*
     370      Champ-Urbana             IL                    $*           $*
     374      Springfield              IL                    $*           $*
     376      Quincy                   IL                    $*           $*
     420      Asheville                NC                    $*           $*
     422      Charlotte                NC                    $*           $*
     424      Greensboro               NC                    $*           $*
     426      Raleigh                  NC                    $*           $*
     428      Wilmington               NC                    $*           $*
     430      Greenville               SC                    $*           $*
     432      Florence                 SC                    $*           $*
     434      Columbia                 SC                    $*           $*

Billing Increments: Domestic & Domestic Off -Shore = 6 second ininal/6 second Increments
Canada = 30 second initial/6 second Increments

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit D(d)
                                                                     Page 3 of 6

                         CARRIER 800 TRANSPORT SERVICE

F.O.B.         F.O.B.
Boston         Dallas
New York       Denver
Philadelphia
Rochester
Washington

                                                  NORTHEAST      SOUTHWEST
     LATA      CITY                STATE          RPM            RPM
     436       Charleston          SC             $*             $*
     438       Atlanta             GA             $*             $*
     440       Savannah            GA             $*             $*
     442       Augusta             GA             $*             $*
     444       Albany              GA             $*             $*
     446       Macon               GA             $*             $*
     448       Pensacola           FL             $*             $*
     450       Panama City         FL             $*             $*
     452       Jacksonville        FL             $*             $*
     454       Gainesville         FL             $*             $*
     456       Daytona Beach       FL             $*             $*
     458       Orlando             FL             $*             $*
     460       Miami               FL             $*             $*
     462       Louisville          KY             $*             $*
     464       Madisonville        KY             $*             $*
     466       Lexington           KY             $*             $*
     468       Memphis             TN             $*             $*
     470       Nashville           TN             $*             $*
     472       Chattanooga         TN             $*             $*
     474       Knoxville           TN             $*             $*
     476       Birmingham          AL             $*             $*
     477       Huntsville          AL             $*             $*
     478       Montgomery          AL             $*             $*
     480       Mobile              AL             $*             $*
     482       Jackson             Ms             $*             $*
     484       GulfiPort           Ms             $*             $*
     486       Shreveport          LA             $*             $*
     488       Lake Charles        LA             $*             $*
     490       New Orleans         LA             $*             $*
     492       Baton Rouge         LA             $*             $*
     520       St. Louis           MO             $*             $*
     521       Jefferson City      MO             $*             $*
     522       Springfield         MO             $*             $*
     524       Kansas City         MO             $*             $*

Billing Increments: Domestic & Domestic Off-Shore = 6 second inffial/6 second increments
Canada = 30 second initial/6 second increments

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    EXHIBIT D(d)
                                                                     Page 4 of 6

                         CARRIER 800 TRANSPORT SERVICE

F.O.B.          F.O.B.
Boston          Dallas
New York        Denver
Philadelphia
Rochester
Washington

                                     NORTHEAST    SOUTHWEST
     LATA    CITY             STATE  RPM          RPM
     526     Fort Smith       AR     $*           $*
     528     Little Rock      AR     $*           $*
     530     Pine Bluff       AR     $*           $*
     532     Wichita          KS     $*           $*
     534     Topeka           KS     $*           $*
     536     Oklahoma City    OK     $*           $*
     538     Tulsa            OK     $*           $*
     540     El Paso          TX     $*           $*
     542     Midland          TX     $*           $*
     544     Lubbock          TX     $*           $*
     546     Amarillo         TX     $*           $*
     548     Wichita Falls    TX     $*           $*
     550     Abilene          TX     $*           $*
     552     Dallas           TX     $*           $*
     554     Longview         TX     $*           $*
     556     Waco             TX     $*           $*
     558     Austin           TX     $*           $*
     560     Houston          TX     $*           $*
     562     Beaumont         TX     $*           $*
     564     Corpus Cristi    TX     $*           $*
     566     San Antonio      TX     $*           $*
     568     Harlingen        TX     $*           $*
     570     Bryan            TX     $*           $*
     620     Rochester        MN     $*           $*
     624     Duluth           MN     $*           $*
     626     St.Cloud         MN     $*           $*
     628     Minneapolis      MN     $*           $*
     630     Sioux City       IA     $*           $*
     632     Des Moines       IA     $*           $*
     634     Davenport        IA     $*           $*
     635     Cedar Rapids     IA     $*           $*
     636     Fargo            ND     $*           $*
     638     Bismarck         ND     $*           $*
     640     Sioux Falls      SD     $*           $*

Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments
Canada = 30 second initial/6 second Increments

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit D(d)
                                                                     Page 5 of 6

                         CARRIER 800 TRANSPORT SERVICE

F.O.B               F.O.B
Boston              Dallas
New York            Denver
Philadelphia
Rochester
Washington 1

                                                            NORTHEAST      SOUTHWEST
          LATA      CITY                     STATE          RPM            RPM
          644       Omaha                    NE             $*             $*
          646       Grand Island             NE             $*             $*
          648       Helena                   MT             $*             $*
          650       Billings                 MT             $*             $*
          652       Boise                    ID             $*             $*
          654       Cheyenne                 WY             $*             $*
          656       Denver                   CO             $*             $*
          658       Colorado Springs         CO             $*             $*
          660       Salt Lake Cty            UT             $*             $*
          664       Albuquerque              NM             $*             $*
          666       Phoenix                  AZ             $*             $*
          668       Tucson                   AZ             $*             $*
          670       Eugene                   OR             $*             $*
          672       Portland                 OR             $*             $*
          674       Seattle                  WA             $*             $*
          676       Spokane                  WA             $*             $*
          720       Reno                     NV             $*             $*
          721       Los Vegas                NV             $*             $*
          722       San Francisco            CA             $*             $*
          724       Redding/Chico            CA             $*             $*
          726       Sacramento               CA             $*             $*
          728       Fresno                   CA             $*             $*
          730       Los Angeles              CA             $*             $*
          732       San Diego                CA             $*             $*
          734       Bakersfield              CA             $*             $*
          736       Monterey/Salin.          CA             $*             $*
          738       Stockton                 CA             $*             $*
          740       S. Luis Obispo           CA             $*             $*
          920       Hartford                 CT             $*             $*
          921       Fishers Island           NY             $*             $*
          922       Cincinnati               OH             $*             $*
          923       Lima                     OH             $*             $*
          924       Erie                     PA             $*             $*
          927       Harrisonburg             VA             $*             $*



                 Billing Increments:  Domestic L Domestic Off - Shore - 6 second initial/6 second increments
                                  Canada = 30 second initial/6 second increments

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                    Exhibit D(d)
                                                                     Page 6 of 6

                         CARRIER 800 TRANSPORT SERVICE

F.O.B.         F.O.B.
Boston         Dallas
New York       Denver
Philadelphia
Rochester
Washington

                                             NORTHEAST     SOUTHWEST
     LATA     CITY              STATE        RPM           RPM
     928      Charlottesvi      VA           $*            $*
     929      Edinburg          VA           $*            $*
     930      Eppes Fork        NC           $*            $*
     932      Bluefield         WV           $*            $*
     937      Richmond          IN           $*            $*
     938      Terre Haute       IN           $*            $*
     939      Fort Myers        FL           $*            $*
     949      Fayetteville      NC           $*            $*
     951      Rocky Mount       NC           $*            $*
     952      Tampa             FL           $*            $*
     953      Tallahassee       FL           $*            $*
     955      Dothan            AL           $*            $*
     956      Kingsport         TN           $*            $*
     958      Lincoln           NE           $*            $*
     960      Coeur D'Alene     ID           $*            $*
     961      San Angelo        TX           $*            $*
     963      Kalispell         MT           $*            $*
     973      Palm Springs      CA           $*            $*
     974      Rochester         NY           $*            $*
     976      Matoon            IL           $*            $*
     977      Galesburg         IL           $*            $*
     978      Olney             IL           $*            $*
     980      Tsaile            AZ           $*            $*
              Monument Valley   UT           $*            $*

Off-Shore: Alaska Origination  $*  Hawaii Origination  $*  PR/USVI Origination
$*

Canada: Origination $*

Note: Frontier bills the Carrier for all calls completed to their switch, regardless if the call is completed to the called party.
Billing Increments: Domestic & Domestic Off-Shore = 6 second initial/6 second increments
Canada = 30 second initial/6 second Increments

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                       Exhibit E
                                                                     Page I of 1

SWITCHED OUTBOUND SERVICES SCHEDULE
(NATIONAL ORIGINATION SERVICE)

Unless otherwise stated, (i) domestic switched and dedicated calls (inbound and outbound) are measured in 6 second increments with a 6 second minimum, and (ii) international switched and dedicated calls are measured in 6 second increments after a 30 second minimum.

I . For domestic, offshore and international traffic, Purchaser shall pay the rates set out in the attached pricing schedules. If in any given month more than 15% of Purchasers total domestic switched traffic originates from, or terminates to, non-RBOC/GTE regions, Frontier may apply a $* per minute surcharge to all such traffic in excess of the 15%.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit E(a)
                                                                     Page 1 of 1

                         NATIONAL ORIGINATION SERVICE
                        SWITCHED OUTBOUND SERVICE (I+)

PURCHASER SHALL RECEIVE THE RATES WHICH CORRESPOND TO THE $1 OOK LEVEL

INTERSTATE     Commitment, or   $*         $*        $*            $*
               Billed Minutes   N/A        750,00    3,750,000+    7,500,000+

                                RATE       RATE         RATE      RATE
               Contiguous US    $*         $*           $*        $*
INTRASTATE
     Alabama             $*              Nebraska              $*
     Arizona             $*              Nevada                $*
     Arkansas            $*              New Hampshire         $*
     California          $*              New Jersey            $*
     Colorado            $*              New Mexico            $*
     Connecticut         $*              New York              $*
     Delaware            $*              North Carolina        $*
     Florida             $*              North Dakota          $*
     Georgia             $*              Ohio                  $*
     Idaho               $*              Oklahoma              $*
     Illinois            $*              Oregon                $*
     Indiana             $*              Pennsylvania          $*
     Iowa                $*              Rhode Island          $*
     Kansas              $*              South Carolina        $*
     Kentucky            $*              South Dakota          $*
     Louisiana           $*              Tennessee             $*
     Maine               $*              Texas                 $*
     Maryland            $*              Utah                  $*
     Massachusetts       $*              Vermont               $*
     Michigan            $*              Virginia              $*
     Minnesota           $*              Washington            $*
     Mississippi         $*              West Virginia         $*
     Missouri            $*              Wisconsin             $*
     Montana             $*              Wyoming               $*

OFF-SHORE                $*  (Termination to Alaska, Hawaii, USVI/PR)
DIRECTORY ASSISTANCE                  $* per call (Domestic & Canacrian)
BILLING INCREMENTS                    6 second initial/6 second increments

Account dollar commitment level and subsequent Interstate minute of use discounts are based on aggregate minute based usage services excluding operator services. All usage must be billed off of the same Frontier billing platform and billed in the same invoice cycle.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                       Exhibit F
                                                                     Page 1 of 1

                         INBOUND 800 SERVICES SCHEDULE
                        (NATIONAL ORIGINATION SERVICE)

1.   800 Number Requirements.

     A. In order to protect the integrity of its network Frontier may, without liability, temporarily block any 800 Number having usage surges. Frontier agrees to promptly notify Purchase,- after blockage has occurred.

     B. If usage of an 800 Number impacts Frontier in such a manner that the unbillable (non-completed) calls for such 800 Number in any month -are greater than 7% of the billable (completed) calls for such 800 Number in that month, Frontier Will notify Purchaser of such and Purchaser shall have thirty (30) days to rectify. If Purchaser fails to remedy the unbillable issue within thirty (30) days, Frontier may charge Purchaser a non-discountable $* charge for each unbillable call in that month.

     C. At Purchase(s written request and to the extent available to Frontier, 800 Directory Assistance is available for Frontier 800 Numbers only at the charge set out in Exhibit B. Due to the fact that 800 Directory Assistance is provided through an arrangement with a third party, the provision of 800 Directory Assistance by Frontier is subject to the policies and procedures promulgated from time to time by such third party. Purchaser understands that any Frontier 800 Number listed with 800 Directory Assistance is not published in any written directory, but is only available on a call-in basis.

     D. The transfer of 800 Numbers to another carrier is subject to the Guidelines and the Frontier policies and procedures for 800/888 number/traffic transfers in effect at the time of the requested transfer.

2.   Rates for Inbound Services.

Purchaser shall pay the rates set out in the attached pricing schedules. If in any given month more than 15% of Purchasers total domestic switched 800 Number traffic originates from, or terminates to, non-RBOC/GTE regions, Frontier may apply a $* per minute surcharge to all such traffic in excess of the 15%.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit F(a)
                                                                     Page 1 of 1

                         NATIONAL ORIGINATION SERVICE
                       SWITCHED 800/888 INBOUND SERVICE

PURCHASER SHALL RECEIVE THE RATES WHICH CORRESPOND TO THE $* LEVEL

INTERSTATE     Commitment, or   $*         $*        $*            $*
               Billed Minutes   N/A        750,000   3,500,000+    7,250,000+

                                RATE       RATE          RATE      RATE
               Contiguous US    $*         $*            $*        $*
INTRASTATE
     Alabama             $*              Nebraska              $*
     Arizona             $*              Nevada                $*
     Arkansas            $*              New Hampshire         $*
     California          $*              New Jersey            $*
     Colorado            $*              New Mexico            $*
     Connecticut         $*              New York              $*
     Delaware            $*              North Carolina        $*
     Florida             $*              North Dakota          $*
     Georgia             $*              Ohio                  $*
     Idaho               $*              Oklahoma              $*
     Illinois            $*              Oregon                $*
     Indiana             $*              Pennsylvania          $*
     Iowa                $*              Rhode Island          $*
     Kansas              $*              South Carolina        $*
     Kentucky            $*              South Dakota          $*
     Louisiana           $*              Tennessee             $*
     Maine               $*              Texas                 $*
     Maryland            $*              Utah                  $*
     Massachusetts       $*              Vermont               $*
     Michigan            $*              Virginia              $*
     Minnesota           $*              Washington            $*
     Mississippi         $*              West Virginia         $*
     Missouri            $*              Wisconsin             $*
     Montana             $*              Wyoming               $*

OFF-SHORE  $* Alaska Origination
           $* Hawaii Origination
           $* PR/USVI Origination

CANADA     $* Origination

BILLING INCREMENTS   Domestic & Off-Shore - 6 second initial/6 second increments
Canada - 30 second initial/6 second increments

Account dollar commitment level and subsequent Interstate minute of use discounts are based on aggregate minute based usage services excluding operator services. All usage must be billed off of the same Frontier billing platform and billed in the same invoice cycle.

                                                                       Exhibit G
                                                                     Page 1 of 1
                        INTERNATIONAL SERVICES SCHEDULE
                        (NATIONAL ORIGINATION SERVICE)

The rates and discount credits described in this Schedule and any attachments hereto are in lieu of any standard volume discounts and any promotional rates or discounts that may from time to time be offered by Frontier for the Services. Unless otherwise stated, international calls are measured in 6 second increments after a 30 second minimum.

     1. For non-calling card switched and dedicated International Services, Purchaser shall pay the international rates set out in the attached pricing schedules.

     2. For international Directory Assistance Services, if available, Purchaser shall pay the applicable standard Frontier resale rates in effect when calls are made.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   Exhibit G (a)
                                                                     Page 1 of 4

                      NATIONAL ORIGINATION SERVICE (NOS)
                   SWITCHED INTERNATIONAL (OUT-OF FRANCHISE)

93     Afghanistan               $*        238    Cape Verde               $*
355    Albania                   $*        897    Cayman Island            $*
213    Algeria                   $*        236    Central Africa           $*
684    1 Amer Somoa              $*        235    Chad                     $*
376    Andorra                   $*        56     Chile                    $*
244    Angola                    $*        86     China Prc                $*
891    Anguilla                  $*        672    Christmas Island         $*
672    Antarctica - Casey        $*               Cocos-Kelling Island     $*
672    Antarctica - Scott        $*        57     Columbia                 $*
892    Antigua                   $*        242    Congo                    $*
54     Argentina                 $*        682    Cook Island              $*
374    Armenia                   $*        506    Costa Rica               $*
297    Aruba                     $*        385    Croatia                  $*
247    Ascension Islands         $*        53     Cuba                     $*
61     Australia                 $*        357    Cyprus                   $*
43     Austria                   $*        420    Czer-h                   $*
994    Azerbaijan                $*        45     Denmark                  $*
893    Bahamas                   $*        246    Diego Garcia             $*
973    Bahrain                   $*        253    Djibouti                 $*
880    Bangladesh                $*        898    Dominica                 $*
894    Barbados                  $*        899    Dominican Republic       $*
375    Belarus                   $*        593    Ecuador                  $*
32     Belgium                   $*        20     Egypt                    $*
501    Belize                    $*        503    El Salvador              $*
229    Benin                     $*        240    Equatorial Guinea        $*
895    Bermuda                   $*        291    Eritrea                  $*
975    Bhutan                    $*        372    Estonia                  $*
591    Bolivia                   $*        251    Ethiopia                 $*
387    1 Bosnia & Herzegovina    $*        298    Faeroe Islands           $*
267    Botswana                  $*        500    Falkland Islands         $*
55     Brazil                    $*        679    Fiji Is                  $*
896    British Virg Island       $*        358    Finland                  $*
673    Brunei                    $*        33     France                   $*
359    Bulgaria                  $*        594    French Guiana            $*
226    Burkino Faso              $*        689    French Polynesia         $*
95     Burma/Myonmar             $*        241    Gabon                    $*
257    Burundi                   $*        220    Gambia                   $*
855    Cambodia                  $*        995    Georgia                  $*
237    Cameroon                  $*        49     Germany                  $*
34     Canary Island             $*        233    Ghana                    $*

     BILLING INCREMENT:        30 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                   Exhibit G (a)
                                                                     Page 2 of 4
                      NATIONAL ORIGINATION SERVICE (NOS)
                   SWITCHED INTERNATIONAL (OUT-OF FRANCHISE)

350  Gibraltar                    $*    961     Lebanon                 $*
686  Gilbert Island               $*    266     Lesotho                 $*
30   Greece                       $*    231     Liberia                 $*
299  Greenland                    $*    218     1 Libya                 $*
900  Grenada                      $*    41      Liechtenstein           $*
590  Guadeloupe                   $*    370     Lithuania               $*
671  Guam                         $*    352     Luxembourg              $*
53   Guantanamo Bay               $*    853     Macao                   $*
502  Guatemala                    $*    389     Macedonia               $*
224  Guinea                       $*    261     Madagascar              $*
245  Guinea Bissau                $*    265     MalamA                  $*
592  Guyana                       $*    60      Malaysia                $*
509  Haiti                        $*    960     Maldives                $*
504  Honduras                     $*    223     Mali Republic           $*
852  Hong Kong, China             $*    356     Malta                   $*
36   Hungary                      $*    692     Marshal Islands         $*
354  Iceland                      $*    596     Martinique              $*
91   Indid                        $*    222     Mauritania              $*
62   Indonesia                    $*    230     Mauritius               $*
871  Inmarsat  (AOR)              $*    269     Mayotte Comoros         $*
873  Inmarsat  (IOR)              $*    691     Micronesia              $*
872  Inmarsat  (POR)              $*    373     Moldaya                 $*
874  Inmarsat  (WAT)              $*    377     Manaco                  $*
98   Iran                         $*    976     Mongolia                $*
964  Iraq                         $*    902     Montserrat              $*
353  Ireland                      $*    212     Morocco                 $*
972  Israel                       $*    258     Mozambique              $*
39   Italy                        $*    264     Namibia                 $*
2-25 Ivory Coast (Cote' D'Ivoire) $*    674     Nauru                   $*
901  Jamaica                      $*    977     Nepal                   $*
81   Japan                        $*    599     Netherlands Antilles    $*
962  Jordan                       $*    31      Netherlands             $*
7    Kazakhstan                   $*    903     Nevis                   $*
254  Kenya                        $*    687     New Caledonia           $*
686  Kiribati                     $*    64      New Zealand             $*
850  Korea  (North)               $*    505     Nicaragua               $*
82   Korea  (South)               $*    227     Niger Republic          $*
965  Kuwait                       $*    234     Nige (ia                $*
7    Kyr-qyzstan                  $*    683     Niue Island             $*
856  Laos                         $*    672     Norfolk Island          $*
371  Latvia                       $*    47      Norway                  $*

        BILLING INCREMENT:   30 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit G(a)
                                                                     Page 3 of 4

                      NATIONAL ORIGINATION SERVICE (NOS)
                   SWITCHED INTERNATIONAL (OUT-OF FRANCHISE)

968       Oman                $*        268       Swaziland                $*
92        Pakistan            $*        46        Sweden                   $*
680       Palau Republic      $*        41        Switzerland              $*
507       Panama              $*        963       Syria                    $*
675       Papua New Guinea    $*        886       Taiwan                   $*
595       Paraguay            $*        7         Tajikistan               $*
51        Peru                $*        255       Tanzania                 $*
63        Philippines         $*        66        Thailand                 $*
48        Poland              $*        228       Togo                     $*
351       Portugal            $*        676       Tonga                    $*
974       Qatar               $*        907       Trinidad/Tobago          $*
262       Reunion Island      $*        216       Tunisia                  $*
40        Romania             $*        90        Turkey                   $*
7         Russia              $*        993       Turkmenistan             $*
250       Rwanda              $*        908       Turks/Caicos Islands     $*
670       Saipan              $*        688       Tuvalu                   $*
378       San Marino          $*        236       Uganda                   $*
239       Sao Tome            $*        380       Ukraine                  $*
966       Saudi Arabia        $*        971       United Arab Emirates     $*
221       Senegal             $*        44        United Kingdom           $*
248       Seychelles Island   $*        598       Uruguay                  $*
232       Sierra Leone        $*        999       Uzbekistan               $*
65        Singapore           $*        678       Vanuatu/New Hebddi       $*
421       Slovak              $*        379       Vatican City             $*
386       Slovenia            $*        58        Venezuela                $*
677       Solomon Island(s)   $*        84        Vietnam                  $*
252       Somalia             $*        681       Wallis/Futuna            $*
27        South Africa        $*        685       Western Samoa            $*
34        Spain               $*        967       Yemen Arab               $*
94        Sri Lanka           $*        381       Yugoslavia/Serbia        $*
290       St. Helena          $*        243       Zaire                    $*
904       St. Kitts           $*        260       Zambia                   $*
905       St. Lucia           $*        259       Zanzibar                 $*
508       St. Pierre          $*        263       Zimbabwe                 $*
906       St. Vincent         $*
249       Sudan               $*
597       Suriname            $*

           BILLING INCREMENT:  30 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                    Exhibit G(a)
                                                                     Page 4 of 4

                      NATIONAL ORIGINATION SERVICE (NOS)
                   SWITCHED INTERNATIONAL (OUT-OF FRANCHISE)

     am
     521       MEXICO 1       *         *
     522       MEXICO 2       *         *
     523       MEXICO 3       *         *
     524       MEXICO 4       *         *
     525       MEXICO 5       *         *
     526       MEXICO 6       *         *
     527       MEXICO 7       *         *
               MEXICO 8       *         *

     ALL       CANADA        $*

               BILLING INCREMENT:  30 SECOND INITIAL/6 SECOND INCREMENTS

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                       Exhibit H
                                                                     Page 1 of 4

                       NETWORK INTERCONNECTION SCHEDULE
                          FRONTIER POINTS OF PRESENCE

     AL   BRM              205-251        Atlanta             $*        $*
     AL   MTG              205-269        Atlanta             $*        $*
480  AL   MBL              205-433        Atlanta             $*        $*
528  AR   LRK              501-320        Dallas              $*        $*
530  AR   PBF              501-534        Dallas              $*        $*
666  AZ   PHX              602-279        Los Angeles         $*        $*
668  AZ   TCN              602-792        Los Angeles         $*        $*
722  CA   SWITCH SITE      415-227        San Francisco       $*        $*
722  CA   OAK              510-839        San Francisco       $*        $*
722  CA   sis              408-971        San Francisco       $*        $*
726  CA   SRT              916-442        San Francisco       $*        $*
728  CA   FRS              209-237        San Francisco       $*        $*
30   CA   SWITCH SITE      213-629        Los Angeles         $*        $*
730  CA   ONT              909462         Los Angeles         $*        $*
730  CA   com              310-604        Los Angeles         $*        $*
730  CA   ELS              310-414        Los Angeles         $*        $*
730  CA   GGV              714-740        Los Angeles         $*        $*
730  CA   SAN              714-540        Los Angeles         $*        $*
730  CA   SHO              818-788        Los Angeles         $*        $*
730  CA   WLA              310-270        Los Angeles         $*        $*
730  CA   ANW              714-491        Los Angeles         $*        $*
732  CA   SDO              619-560        Los Angeles         $*        $*
734  CA   BKR              805-327        Los Angeles         $*        $*
736  CA   SLS              408-422        San Francisco       $*        $*
738  CA   SCK              209-461        San Francisco       $*        $*
740  CA   SLO              805-438        Los Angeles         $*        $*
97j- CA   PLM              619-320        Los Angeles         $*        $*
656  CO   SWITCH SITE      303-860        Denver              $*        $*
920  CT   SMF              203-358        New York            $*        $*
236  DC   SWITCH SITE      202-429        D.C.                $*        $*
448  FL   PEN              904-310        Atlanta             $*        $*
452  FL   JKS              904-355        Tampa               $*        $*
454  FL   GAV              904-377        Tampa               $*        $*
456  FL   DAT              904-258        Tampa               $*        $*
458  FL   OLD              407-849        Tampa               $*        $*
460  FL   MIM              305-530        Tampa               $*        $*
460  FL   WPB              407-355        Tampa               $*        $*
460  FL   FTL              305-316        Tampa               $*        $*
939  FL   FTM              813-275        Tampa               $*        $*
952  FL   SWITCH SITE      813-273   1    Tampa               $*        $*

*NOS Dedicated Rates Include applicable back-haul and Network Interconnection Charges.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.

                                                                       Exhibit H
                                                                     Page 2 of 4

                       NETWORK INTERCONNECTION SCHEDULE
                          FRONTIER POINTS OF PRESENCE


438  GA   SWITCH SITE      404-525        Atlanta             $*        $*
440  GA   SAV              912-234        Atlanta             $*        $*
444  GA   ABN              912-439        Atlanta             $*        $*
632  IA   DSM              515-235        Kansas City         $*        $*
634  IA   DVP              319-322        Kansas City         $*        $*
635  IA   CDR              319-294        Kansas City         $*        $*
652  ID   BOI              208-336        Seattle             $*        $*
358  IL   SWITCH SITE      312-782        Chicago             $*        $*
360  IL   RKF              815-962        Chicago             $*        $*
366  IL   BLM              309-828        Chicago             $*        $*
368  IL   PEO              309-676        Chicago             $*        $*
370  IL   CM?              217-351        Chicago             $*        $*
332  IN   SBD              219-234        Chicago             $*        $*
334  IN   FTW              219-482        Chicago             $*        $*
336  IN   INA              317-637        Chicago             $*        $*
338  IN   BLM              812-332        Chicago             $*        $*
532  KS   WIC              316-261        Kansas City         $*        $*
534  KS   TPK              913-224        Kansas City         $*        $*
462  KY   LOU              502-561        Cleveland           $*        $*
464  KY   BWG              502-529        Atlanta             $*        $*
466  KY   LEX              606-252        Cleveland           $*        $*
486  LA   SPL              318-425        Dallas              $*        $*
488  LA   LAF              318-231        Dallas              $*        $*
490  LA   NOS              504-528        Dallas              $*        $*
126  MA   SPG              413-737        Boston              $*        $*
128  MA   SWITCH SITE      617-423        Boston              $*        $*
238  MD   DAL              410-752        D.C.                $*        $*
240  MD   FDR              301-662        D.C.                $*        $*
242  MD   SAL              816-389        D.C.                $*        $*
120  ME   PUM              2              Boston              $*        $*
340  ml   SWITCH SITE      810-799        Detroit             $*        $*
340  MI   ANN              313-761        Detroit             $*        $*
340  ml   DfR              '313-259       Detroit             $*        $*
340  ml   FLT              810-232        Detroit             $*        $*
340  ml   PON              810-332        Detroit             $*        $*
340  ml   RYO              810-362        Detroit             $*        $*
344  ml   BCY              517-667        Detroit             $*        $*
344  ml   SAG              517-771        Detroit             $*        $*
344  MI   MLD              517-839        Detroit             $*        $*
346  ml   LNS              517-482        Detroit             $*        $*
346  ml   JKS              517-787        Detroit             $*        $*
348  MI   BTC              616-962        Detroit             $*        $*
348  ml   KLZ              616-342        Detroit             $*        $*
349  MI   GRS              616-235        Detroit             $*        $*

'NOS Dedicated Rates Include applicable back-haul and Network Interconnection Charges.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                       Exhibit H
                                                                     Page 3 of 4

                       NETWORK INTERCONNECTION SCHEDULE
                          FRONTIER POINTS OF PRESENCE

IN
620       MN        RCM            507-289   Milwaukee           $*        $*
624       MN        DLT            218-722   Milwaukee           $*        $*
626                 STC            612-251   Milwaukee           $*        $*
628       MN        MIN            612-330   Milwaukee           $*        $*
520       MO        STL            314-231   Kansas City         $*        $*
@24       MO        Switch Site    816-221   Kansas City         $*        $*
482       Ms        JAC            601-259   Atlanta             $*        $*
648       MT        HEL            406-442   Billings -          $*        $*
648       MT        MSL            406-542   Billings            $*        $*
650       MT        Switch Site    406-252   Billings            $*        $*
422       NC        CHR            704-333   Atlanta             $*        $*
424       NC        GRB            919-974   D.C.                $*        $*
426       NC        RLG            919-876   D.C.                $*        $*
949       NC        FAV            910-485   D.C.                $*        $*
951       NC        RMT            910-442   D.C.                $*        $*
636       ND        FGO            701-232   Milwaukee           $*        $*
638       ND        BIS            701-221   Billings            $*        $*
644       NE        OMA            402-331   Kansas City         $*        $*
958       NE        LIN            402-475   Kansas City         $*        $*
122       NH        MAN            603-641   Boston              $*        $*
222       NJ        CMD            609-338   Philadelphia        $*        $*
224       NJ        NWK            201-624   New York            $*        $*
720       NV        RNO            702-321   San Francisco       $*        $*
721       NV        LAS            702-223   Los Angeles         $*        $*
132       NY        Switch Site    212-766   New York            $*        $*
133       NY        PKP            914-452   New York            $*        $*
134       NY        ALB            518-436   Rochester           $*        $*
136       NY        SYC            315-475   Rochester           $*        $*
138       NY        BNG            607-722   Rochester           $*        $*
140       NY        BUF            716-881   Rochester           $*        $*
974       NY        Switch Site    716-777   Rochester           $*        $*
320       OH        Switch Site    216-696   Cleveland           $*        $*
322       OH        YGT            216-747   Cleveland           $*        $*
324       OH        CMB            614-469   Cleveland           $*        $*
325       OH        AKR            216-535   Cleveland           $*        $*
326       OH        TOL            419-242   Cleveland           $*        $*
328       OH        DYN            513-461   Cleveland           $*        $*
922       OH        CIN            513-421   Cleveland           $*        $*
923       OH        has            419-526   Cleveland           $*        $*
536       OK        OKC            405-239   Dallas              $*        $*
538       OK        TUL            918-587   Dallas              $*        $*
670       OR        EUG            503-484   Seattle             $*        $*
672       OR        PLO            503-228   Seattle             $*        $*
672       OR        WLV            503-682   Seattle             $*        $*

*NOS Dedicated Rates Include applicable back-haul and Network Interconnection Charges.

         Confidential Materials omitted and filed separately with the Securities and Exchange Commission. Asterisks denote omissions.


                                                                       Exhibit H
                                                                     Page 4 of 4

                       NETWORK INTERCONNECTION SCHEDULE
                          FRONTIER POINTS OF PRESENCE

226       PA      HAR             717-221      Philadelphia       $*      $*
228       PA      Switch Site     215-496      Philadelphia       $*      $*
230       PA      ALT             814-941      Philadelphia       $*      $*
232       PA      SCR             717-330      Philadelphia       $*      $*
234       PA      PGH             412-391      Cleveland          $*      $*
924       PA      ERI             814-454      Cleveland          $*      $*
130       RI      PVD             401-831      Boston             $*      $*
430       SC      GNV             803-233      Atlanta            $*      $*
432       SC      FLR             803-665      Atlanta            $*      $*
434       SC      CLM             803-733      Atlanta            $*      $*
640       SD      SXF             605-331      Milwaukee          $*      $*
468       TN      MEM             901-522      Atlanta            $*      $*
470       TN      NSH             901-320      Atlanta            $*      $*
474       TNT     KNX             615-594      Atlanta            $*      $*
552       TX      Switch Site     214-754      Dallas             $*      $*
552       TX      FWR             817-332      Dallas             $*      $*
558       TX      AST             512-389      Dallas             $*      $*
560       TX      HOU             713-224      Dallas             $*      $*
566       TX      STN             210-225      Dallas             $*      $*
660       UT      SLC             801-521      Denver             $*      $*
244       VA      ROK             703-342      D.C.               $*      $*
246       VA      FRK             703-371      D.C.               $*      $*
248       VA      RHM             804-233      D.C.               $*      $*
252       VA      NFK             804-622      D. .               $*      $*
124       VT      BRL             802-880      Boston             $*      $*
674       WA      Switch Site     206-443      Seattle            $*      $*
674       WA      BOT             206-402      Seattle            $*      $*
674       WA      RDM             206-867      Seattle            $*      $*
676       WA      YAK             509-453      Seattle            $*      $*
676       WA      SPO             509-747      Seattle            $*      $*
350       WI      APL             414-730      Milwaukee          $*      $*
350       WI      GBY             414-494      Milwaukee          $*      $*
352       WI      EAU             715-834      Milwaukee          $*      $*
354       WI      MAD             608-257      Milwaukee          $*      $*
354       WI      LCS             608-782      Milwaukee          $*      $*
356       WI      Switch Site     414-272      Milwaukee          $*      $*
254       WV      CHL             304-340      Cleveland          $*      $*
256       WV      MGT             304-292      Cleveland          $*      $*
654       WY      CSP             307-234      Billings           $*      $*

*NOS Dedicated Rates include applicable back-haul and Network Interconnection Charges.

                                                                       Exhibit I
                                                                     Page 1 of 2

                                SERVICE METRICS

The following metrics will be used by Frontier to monitor the performance of its network as it impacts the quality of service provided to Purchaser.

Information relating to network performance or monitoring processes will be communicated between the Parties on a regular (in most instances monthly) basis, and any concerns over performance may be raised at the time, if not addressed earlier where appropriate.

Network performance is a function of carrier network engineering, and Frontier will be dependent in significant part upon Purchaser's forecasts and projections as it engineers its network for optimum performance. It is expected that Purchaser has identified an excepted level of usage for the Service over the term of the Agreement. It is also expected that Purchaser will provide usage forecasts that, in Purchaser's reasonable judgment, have the highest probability of occurring. Frontier will use such forecast in the engineering of its network, allowing for the possibility of growth in excess of the forecast(s).

1.             Network Performance Metrics:

     1)   Frontier will engineer its network to meet a Grade of Service of P.0
          1. P.0 1 Grade of service is defined as engineering of the network so that no more than I out of 100 calls experiences a blocking condition.

     2)   Network Availability: 99.99% per year.

     3) Dial tone delay shall fall within the Bellcore land-line switching specifications established in the LATA Switching System Generic Requirements.

     Trouble Reporting /Problem Escalation:

     I The Parties shall supply each other with appropriate network contacts, including names, phone numbers, beeper or cell-phone numbers, etc., as well as a problem escalation contact list and trouble reporting protocols and procedures. Each Party shall ensure the availability of a network contact on a 24-hour, 7-day per week basis.

2. If any Service provided hereunder is not available for a cumulative of four hours over any month, or for a cumulative of eight hours over three months (Collectively, "Extended Outage"), the Parties shall, upon discovery of the Extended Outage, immediately escalate the problem to their respective Network/Operations Vice Presidents and promptly supply Purchaser with a root cause analysis of the problem and well as a plan for corrective action. If Frontier is unable to rectify the situation in a reasonable timeframe or to Purchaser's satisfaction,

     Purchaser shall have the right to terminate the Agreement in its entirety. Purchaser must provide Frontier with notification of Termination within
     (30) days of Extended Outage. After forty-five (45) days, Frontier will, via written notification, adjust pricing to reflect market pricing. The analysis and plan are to be sent to:

          Name
          Title
          Boston Communications Group
          100 Sylvan Road, Suite 100
          Woburn, MA

3. For the month in which an Extended Outage occurs, Frontier will waive any applicable Minimum Charge obligation.

Exhibit I
Page 2 of 2

4) Frontier YAII notify Purchaser a minimum of 48 hours prior to any scheduled downtime. (i.e. loading software upgrades, hardware maintenance, etc.)

5) Frontier is not liable for its failure to meet any of the Service Met6cs in the following instances:

     A.   Failure attributable to Purchaser or its systems.

     B.   Failures attributable to third parties.

     C. Failures attributable to Purchaser forecasts that are exceeded by more than 15%.

     D.   Failures attributable to Force Majeure events.